COMMITMENTS	12 Months Ended
Dec. 31, 2016
COMMITMENTS
COMMITMENTS

NOTE 7. COMMITMENTS

        Minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms of one year or more are as follows:

Year	(In millions)

2017	$40.0
2018	29.6
2019	20.0
2020	13.9
2021	8.8
2022 and thereafter	25.5

Total minimum lease payments	$137.8

        Rent expense for operating leases from continuing operations was approximately $58 million in both 2016 and 2015 and $67 million in 2014. Operating leases primarily relate to office and warehouse space and equipment for information technology, machinery, and transportation. The terms of these leases do not impose significant restrictions or unusual obligations.

        Refer to Note 4, "Debt and Capital Leases," for information on capital lease obligations.